Exhibit 99.1

Case 1:19-cv-01412-UNA Document 1 Filed 07/29/19 Page 1 of 12 PageID #: 1

UNITED STATES DISTRICT COURT

DISTRICT OF DELAWARE

SHIVA STEIN, Plaintiff, v. DEL FRISCO’S RESTAURANT GROUP, INC., NORMAN J. ABDALLAH, DAVID B. BARR, PAULINE J. BROWN, IAN R. CARTER, WILLIAM LAMAR JR., AND JOE REECE, Defendants.	Civil Action No.__________________ COMPLAINT FOR VIOLATIONS OF SECTIONS 14(a) AND 20(a) OF THE SECURITIES EXCHANGE ACT OF 1934 JURY TRIAL DEMANDED

Shiva Stein (“Plaintiff”), by and through her attorneys, alleges the following upon information and belief, including investigation of counsel and review of publicly-available information, except as to those allegations pertaining to Plaintiff, which are alleged upon personal knowledge:

1.    This is an action brought by Plaintiff against Del Frisco’s Restaurant Group, Inc. (“Del Frisco’s or the “Company”) and the members Del Frisco’s board of directors (the “Board” or the “Individual Defendants” and collectively with the Company, the “Defendants”) for their violations of Section 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), 15 U.S.C. §§ 78n(a), 78t(a), and SEC Rule 14a-9, 17 C.F.R. 240.14a-9 and 17 C.F.R. § 244.100, in connection with the proposed acquisition of Del Frisco’s by L Catterton Management Limited and affiliates (“L Catterton”)

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2.    Defendants have violated the above-referenced Sections of the Exchange Act by causing a materially incomplete and misleading Proxy Statement on Schedule 14A (the “Proxy Statement”) to be filed on July 23, 2019 with the United States Securities and Exchange Commission (“SEC”) and disseminated to Company stockholders. The Proxy Statement recommends that Company stockholders vote in favor of a proposed transaction whereby Harlan Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of L Catterton, will merge with and into Del Frisco’s with Del Frisco’s surviving the merger and becoming a wholly owned subsidiary of Harlan Parent, Inc., an affiliate of L Catterton (the “Proposed Transaction”). Pursuant to the terms of the definitive agreement and plan of merger the companies entered into (the “Merger Agreement”), each Del Frisco’s common share issued and outstanding will be converted into the right to receive $8.00 (the “Merger Consideration”).

3.    As discussed below, Defendants have asked Del Frisco’s stockholders to support the Proposed Transaction based upon the materially incomplete and misleading representations and information contained in the Proxy Statement, in violation of Sections 14(a) and 20(a) of the Exchange Act. Specifically, the Proxy Statement contains materially incomplete and misleading information concerning the financial analyses conducted by the financial advisor of the Company, Piper Jaffray & Co. (“Piper Jaffray”), in support of its fairness opinion, and relied upon by the Board in recommending the Company’s stockholders vote in favor of the Proposed Transaction.

4.    It is imperative that the material information that has been omitted from the Proxy Statement is disclosed to the Company’s stockholders prior to the forthcoming stockholder vote so that they can properly exercise their corporate suffrage rights.

5.    For these reasons and as set forth in detail herein, Plaintiff seeks to enjoin Defendants from taking any steps to consummate the Proposed Transaction unless and until the material information discussed below is disclosed to Del Frisco’s stockholders or, in the event the Proposed Transaction is consummated, to recover damages resulting from the Defendants’ violations of the Exchange Act.

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JURISDICTION AND VENUE

6.    This Court has subject matter jurisdiction pursuant to Section 27 of the Exchange Act (15 U.S.C. § 78aa) and 28 U.S.C. § 1331 (federal question jurisdiction) as Plaintiff alleges violations of Section 14(a) and 20(a) of the Exchange Act and SEC Rule 14a-9.

7.    Personal jurisdiction exists over each Defendant either because the Defendant conducts business in or maintains operations in this District, or is an individual who is either present in this District for jurisdictional purposes or has sufficient minimum contacts with this District as to render the exercise of jurisdiction over defendant by this Court permissible under traditional notions of fair play and substantial justice.

8.    Venue is proper in this District under Section 27 of the Exchange Act, 15 U.S.C. § 78aa, as well as under 28 U.S.C. § 1391, because Del Frisco’s in incorporated in this District.

PARTIES

9.    Plaintiff is, and has been at all relevant times, the owner of Del Frisco’s common stock and has held such stock since prior to the wrongs complained of herein.

10.    Individual Defendant Norman J. Abdallah has served as a member of the Board since 2011 and as the Company’s Chief Executive Officer since November 2016.

11.    Individual Defendant David B. Barr has served as a member of the Board since July 2012.

12.    Individual Defendant Pauline J. Brown has served as a member of the Board since April 2017.

13.    Individual Defendant Ian R. Carter has served as the Chairman of the Board since April 2015.

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14.    Individual Defendant William Lamar Jr. has served as a member of the Board since December 2013.

15.    Individual Defendant Joe Reece has served as a member of the Board since February 2019.

16.    Defendant Del Frisco’s is incorporated in Delaware and maintains its principal offices at 2900 Ranch Trail, Irving, Texas 75063. The Company’s common stock trades on the NASDAQ Stock Exchange under the symbol “DFRG.”

17.    The defendants identified in paragraphs 10-15 are collectively referred to as the “Individual Defendants” or the “Board.”

18.    The defendants identified in paragraphs 10-16 are collectively referred to as the “Defendants.”

SUBSTANTIVE ALLEGATIONS

A.    The Proposed Transaction

19.    Del Frisco’s, incorporated on June 30, 2006, develops, owns and operates two contemporary, complementary restaurants: Del Frisco’s Double Eagle Steak House (Del Frisco’s) and Del Frisco’s Grille (the Grille). As of September 24, 2018, the Company operated 71 restaurants in 18 states and the District of Columbia in the United States. The Company’s segments include Del Frisco’s and the Grille. Del Frisco’s is a steakhouse concept in the United States. The Del Frisco’s brand’s menu includes the United States Department of Agriculture Prime grade, wet- aged steaks hand-cut at the time of order and a range of other offerings, including prime lamb, fresh seafood, and signature side dishes and desserts. Each restaurant has a sommelier to guide diners through a wine list. As of December 26, 2017, the Company operated 14 Del Frisco’s steakhouses in nine states and the District of Columbia.

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20.    On June 24, 2019, the Company announced the Proposed Transaction:

IRVING, Texas, June 24, 2019 (GLOBE NEWSWIRE) — Del Frisco’s Restaurant Group, Inc. (the “Company” or “Del Frisco’s”) (NASDAQ: DFRG) and L Catterton, the largest and most global consumer-focused private equity firm, today announced that they have entered into a definitive agreement under which affiliates of L Catterton (the “Purchaser”) will acquire the Company in an all cash transaction valued at approximately $650 million. Del Frisco’s stockholders will receive $8.00 per share, representing a 22% percent premium to the closing share price on December 19, 2018, the last trading day prior to Company’s announcement of a strategic alternatives process, and a premium of approximately 21% to the 30-day volume weighted average price ended on June 21, 2019.

The agreement was unanimously approved by Del Frisco’s Board of Directors following a thorough review of a full range of strategic alternatives by Del Frisco’s Strategic Alternatives Review Committee (the “Committee”), which was first announced on December 20, 2018. The transaction is expected to be completed by the fourth quarter of 2019, subject to approval by Del Frisco’s stockholders, expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as well as other customary closing conditions. Engaged Capital and certain of its affiliates, collectively holding nearly 10% of the outstanding shares of the Company, have entered into voting agreements committing them to, among other things and subject to its terms, vote in favor of adopting the acquisition agreement.

“Over the course of our review, the Committee evaluated a full range of strategic, financial and capital structure alternatives to best serve the interests of our stockholders. After a thorough process, including considering Del Frisco’s current operations and future prospects, the Committee and the Board is confident that this transaction offers the most promising opportunity to realize the highest value for our stockholders,” said Joe Reece, Committee Chairman, Del Frisco’s Restaurant Group, Inc.

“In consultation with our outside advisors, the Board has been evaluating several strategic and financial alternative options since December 2018. This transaction offers immediate liquidity at a significant premium for our stockholders while providing the best path forward for our Del Frisco’s brands, our employees, and loyal guests,” said Ian R. Carter, Board Chairman, Del Frisco’s Restaurant Group, Inc.

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“L Catterton brings a distinguished track record of fostering the growth and success of world class experiential brands. Together with their deep operational expertise in the restaurant industry, I am confident L Catterton will be a great long-term partner,” said Norman Abdallah, Chief Executive Officer, Del Frisco’s Restaurant Group, Inc.

Del Frisco’s comprises four leading brands across two distinct business lines — Del Frisco’s Grille and Del Frisco’s Double Eagle Steakhouse in the steak and grill category, and bartaco and Barcelona Wine Bar in the upscale regionally-inspired cuisine category. Upon the close of the transaction, L Catterton plans to run the bartaco and Barcelona Wine Bar businesses separately from the steakhouse brands in order to nurture the unique attributes of the brands.

“At L Catterton, we bring more than just capital – we bring significant operational expertise to our investments,” said Andrew Taub, Managing Partner at L Catterton. “Over the last 30 years, L Catterton has invested in nearly 30 restaurant concepts globally to create a number of industry leaders. Del Frisco’s has four outstanding brands in two distinct and attractive categories – upscale regionally-inspired cuisine, and steak and grill. We’re excited to partner with the Company to harness the power of these brands by operating the upscale regionally-inspired brands separately from the steak and grill concepts.”

L Catterton has invested in restaurant concepts such as Bloomin’ Brands Inc. (including Outback Steakhouse, Fleming’s Prime Steakhouse, Carrabba’s Italian Grill, and Bonefish Grill), CÉ LA VI, Cheddar’s Scratch Kitchen, Crystal Jade, Culinary Concepts by Jean-Georges, P.F. Chang’s, Uncle Julio’s and many more.

Piper Jaffray & Co. acted as financial advisor and Kirkland & Ellis LLP acted as legal counsel to Del Frisco’s and its Board of Directors. Credit Suisse served as financial advisor and Gibson Dunn LLP served as legal advisor to L Catterton.

21.    It is imperative that Del Frisco’s stockholders are provided with the material information that has been omitted from the Proxy Statement, so that they can meaningfully assess whether or not the Proposed Transaction is in their best interests prior to the forthcoming stockholder vote.

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B.    The Materially Incomplete and Misleading Proxy Statement

22.    On July 23, 2019, Del Frisco’s filed the Proxy Statement with the SEC in connection with the Proposed Transaction. The Proxy Statement was furnished to the Company’s stockholders and solicits the stockholders to vote in favor of the Proposed Transaction. The Individual Defendants were obligated to carefully review the Proxy Statement before it was filed with the SEC and disseminated to the Company’s stockholders to ensure that it did not contain any material misrepresentations or omissions. However, the Proxy Statement misrepresents and/or omits material information that is necessary for the Company’s stockholders to make an informed decision concerning whether to vote in favor of the Proposed Transaction, in violation of Sections 14(a) and 20(a) of the Exchange Act.

23.    With respect to the Selected Public Companies Analysis, the Proxy Statement fails to disclose the individual multiples and financial metrics for each company selected by Piper Jaffray. Proxy Statement at 60.

24.    With respect to the Selected Precedent Transactions Analysis, the Proxy Statement fails to disclose the individual multiples and financial metrics for each transaction selected by Piper Jaffray. Proxy Statement at 61.

25.    With respect to the Discounted Cash Flow Analyses for Del Frisco’s, the Proxy Statement fails to disclose: (i) the projected terminal value for the Company; (ii) the inputs and assumptions underlying the range of discount rates ranging from 12.0% to 17.0%; and (iii) basis for applying EBITDA exit multiples ranging from 7.0x to 9.0x. Proxy Statement at 62-63.

26.    With respect to the Premiums Paid Analysis, the Proxy Statement fails to disclose the transactions selected and premiums observed in those transactions. Proxy Statement at 63-64.

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27.    In sum, the omission of the above-referenced information renders statements in the Proxy Statement materially incomplete and misleading in contravention of the Exchange Act. Absent disclosure of the foregoing material information prior to the special stockholder meeting to vote on the Proposed Transaction, Plaintiff will be unable to make a fully-informed decision regarding whether to vote in favor of the Proposed Transaction, and she is thus threatened with irreparable harm, warranting the injunctive relief sought herein.

CLAIMS FOR RELIEF

COUNT I

On Behalf of Plaintiff Against All Defendants for Violations of

Section 14(a) of the Exchange Act and Rule 14a-9 and 17 C.F.R. § 244.100

28.    Plaintiff incorporates each and every allegation set forth above as if fully set forth herein.

29.    Rule 14a-9, promulgated by the SEC pursuant to Section 14(a) of the Exchange Act, provides that proxy communications with stockholders shall not contain “any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading.” 17 C.F.R. § 240.14a-9.

30.    Defendants have issued the Proxy Statement with the intention of soliciting stockholder support for the Proposed Transaction. Each of the Defendants reviewed and authorized the dissemination of the Proxy Statement and the use of their name in the Proxy Statement, which fails to provide critical information regarding, among other things, financial analyses that were prepared by Piper Jaffray and relied upon by the Board in recommending the Company’s stockholders vote in favor of the Proposed Transaction.

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31.    In so doing, Defendants made untrue statements of fact and/or omitted material facts necessary to make the statements made not misleading. Each of the Individual Defendants, by virtue of their roles as officers and/or directors, were aware of the omitted information but failed to disclose such information, in violation of Section 14(a). The Individual Defendants were therefore negligent, as they had reasonable grounds to believe material facts existed that were misstated or omitted from the Proxy Statement, but nonetheless failed to obtain and disclose such information to stockholders although they could have done so without extraordinary effort.

32.    Defendants were, at the very least, negligent in preparing and reviewing the Proxy Statement. The preparation of a Proxy Statement by corporate insiders containing materially false or misleading statements or omitting a material fact constitutes negligence. Defendants were negligent in choosing to omit material information from the Proxy Statement or failing to notice the material omissions in the Proxy Statement upon reviewing it, which they were required to do carefully. Indeed, Defendants were intricately involved in the process leading up to the signing of the Merger Agreement and the preparation and review of strategic alternatives and the Company’s financial projections.

33.    The misrepresentations and omissions in the Proxy Statement are material to Plaintiff, who will be deprived of her right to cast an informed vote if such misrepresentations and omissions are not corrected prior to the vote on the Proposed Transaction. Plaintiff has no adequate remedy at law. Only through the exercise of this Court’s equitable powers can Plaintiff be fully protected from the immediate and irreparable injury that Defendants’ actions threaten to inflict.

COUNT II

On Behalf of Plaintiff Against the Individual Defendants for Violations of Section 20(a) of the Exchange Act

34.    Plaintiff incorporates each and every allegation set forth above as if fully set forth herein.

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35.    The Individual Defendants acted as controlling persons of Del Frisco’s within the meaning of Section 20(a) of the Exchange Act as alleged herein. By virtue of their positions as directors of Del Frisco’s, and participation in and/or awareness of the Company’s operations and/or intimate knowledge of the incomplete and misleading statements contained in the Proxy Statement filed with the SEC, they had the power to influence and control and did influence and control, directly or indirectly, the decision making of Del Frisco’s, including the content and dissemination of the various statements that Plaintiff contends are materially incomplete and misleading.

36.    Each of the Individual Defendants was provided with or had unlimited access to copies of the Proxy Statement and other statements alleged by Plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause the statements to be corrected.

37.     In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of Del Frisco’s, and, therefore, is presumed to have had the power to control or influence the particular transactions giving rise to the Exchange Act violations alleged herein, and exercised the same. The omitted information identified above was reviewed by the Board prior to voting on the Proposed Transaction. The Proxy Statement at issue contains the unanimous recommendation of the Board to approve the Proposed Transaction. The Individual Defendants were thus directly involved in the making of the Proxy Statement.

38.    In addition, as the Proxy Statement sets forth at length, and as described herein, the Individual Defendants were involved in negotiating, reviewing, and approving the Merger Agreement. The Proxy Statement purports to describe the various issues and information that the Individual Defendants reviewed and considered. The Individual Defendants participated in drafting and/or gave their input on the content of those descriptions.

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39.    By virtue of the foregoing, the Individual Defendants have violated Section 20(a) of the Exchange Act.

40.    As set forth above, the Individual Defendants had the ability to exercise control over and did control a person or persons who have each violated Section 14(a) and Rule 14a-9, by their acts and omissions as alleged herein. By virtue of their positions as controlling persons, these defendants are liable pursuant to Section 20(a) of the Exchange Act. As a direct and proximate result of Individual Defendants’ conduct, Plaintiff will be irreparably harmed.

41.    Plaintiff has no adequate remedy at law. Only through the exercise of this Court’s equitable powers can Plaintiff be fully protected from the immediate and irreparable injury that Defendants’ actions threaten to inflict.

RELIEF REQUESTED

WHEREFORE, Plaintiff demands injunctive relief in her favor and against the Defendants jointly and severally, as follows:

A.    Preliminarily and permanently enjoining Defendants and their counsel, agents, employees and all persons acting under, in concert with, or for them, from proceeding with, consummating, or closing the Proposed Transaction, unless and until Defendants disclose the material information identified above which has been omitted from the Proxy Statement;

B.    Rescinding, to the extent already implemented, the Merger Agreement or any of the terms thereof, or granting Plaintiff rescissory damages;

C.    Directing the Defendants to account to Plaintiff for all damages suffered as a result of their wrongdoing;

D.    Awarding Plaintiff the costs and disbursements of this action, including reasonable attorneys’ and expert fees and expenses; and

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E.    Granting such other and further equitable relief as this Court may deem just and proper.

JURY DEMAND

Plaintiff demands a trial by jury.

Dated: July 29, 2019		RIGRODSKY & LONG, P.A.

OF COUNSEL: WOLF HALDENSTEIN ADLER FREEMAN & HERZ LLP	By:	/s/ Gina M. Serra
Gloria Kui Melwani 270 Madison Avenue New York, NY 10016 Telephone: (212) 545-4600 Facsimile: (212) 686-0114 Email: melwani@whafh.com

Brian D. Long (#4347)

Gina M. Serra (#5387)

300 Delaware Avenue, Suite 1220

Wilmington, DE 19801

Telephone: (302) 295-5310

Facsimile: (302) 654-7530

Email: bdl@rl-legal.com

Email: gms@rl-legal.com

Attorneys for Plaintiff